Exhibit 99.1

Execution Version

FORM OF TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of November 19, 2022, is entered into by and among Merck Sharp & Dohme LLC, a New Jersey limited liability company (“Parent”), M-Inspire Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and each of the persons set forth on Schedule A hereto (each, a “Stockholder” and together with Parent and Merger Sub, the “Parties” and each, a “Party”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of Shares set forth opposite such Stockholder’s name on Schedule A (all such Shares, together with any New Shares (as defined below) such Stockholder acquires record or beneficial ownership on or after the date hereof until this Agreement shall have been validly terminated in accordance with Section 5.2, whether by purchase, upon exercise or conversion of any securities or otherwise, the “Subject Shares”);

WHEREAS, Parent, Merger Sub and Imago BioSciences, Inc., a Delaware corporation (the “Company”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the “Merger Agreement”), which provides, among other things, for Merger Sub to commence an offer to purchase any (subject to the Minimum Condition) and all of the issued and outstanding Shares of the Company and the Merger, each upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, the board of directors of the Company (the “Board”) has, prior to the execution and delivery of this Agreement, unanimously adopted the Merger Agreement, and approved the transactions contemplated thereby, including the Merger; and

WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, each Stockholder, severally and not jointly, and on such Stockholder’s own account with respect to such Stockholder’s Subject Shares, has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO TENDER AND VOTE

1.1 Agreement to Tender. Subject to the terms of this Agreement, each Stockholder agrees to tender or cause to be tendered in the Offer all of such Stockholder’s Subject Shares (other than Company Stock Options that are not exercised during the term of this Agreement) pursuant to and in accordance with the terms of the Offer, free and clear of all Liens except for Permitted Liens (as defined below). Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than 15 Business Days after, the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer (or, in respect of New Shares, no later than the earlier of (i) 5 Business Days of the Stockholder acquiring such New Shares and (ii) the expiration of the Offer), each Stockholder shall deliver or cause to be delivered pursuant to the terms of the Offer (a) a letter of transmittal with respect to all of such Stockholder’s Subject Shares complying with the terms of the Offer, (b) a certificate representing all such Subject Shares that are certificated, and (c) all other documents or instruments, to the extent applicable, required to be delivered by other Company stockholders pursuant to the terms of the Offer in order to effect the valid tender of the Subject Shares (it being understood that this sentence shall not apply to Company Stock Options that are not exercised during the term of this Agreement). Each Stockholder agrees that, once any of such Stockholder’s Subject Shares are tendered, such Stockholder will not withdraw such Subject Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2. For clarity, no Stockholder shall be required to exercise (or be prohibited from exercising) any unexercised Company Stock Options held by such Stockholder in order to comply with any provision of this Agreement, but any New Shares that result from the settlement of any Company Stock Option exercised by Stockholder and settled during the term of this Agreement shall immediately upon such settlement become subject to those provisions of this Agreement that are not otherwise applicable to unexercised Company Stock Options.

1.2 Agreement to Vote. Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees that, from and after the date hereof and until this Agreement is validly terminated in accordance with Section 5.2, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall, in each case to the fullest extent that such Stockholder’s Subject Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Shares (i) against any action, agreement or transaction that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of any Stockholder contained in this Agreement or (B) result in any of the conditions set forth in Article VII or Exhibit A of the Merger Agreement not being satisfied prior to November 19, 2023; (ii) against any change in the Board (unless such proposed change in the Board was proposed by the Board and is not in connection with or in support of any actual or potential Acquisition Proposal); and (iii) against any Acquisition Proposal and against any other action, agreement or transaction involving the Company that is intended, or would impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Offer or the Merger or the other transactions contemplated by the Merger Agreement. Until the Subject Shares are accepted for payment in the Offer, each Stockholder shall retain at all times the right to vote the Subject Shares in such Stockholder’s sole discretion on any matters other than those set forth in this Section 1.2 that are at any time or from time to time presented for consideration to the Company’s stockholders generally. The obligations of each Stockholder specified in this Section 1.2 shall apply whether or not (A) the Offer or the Merger or any action described above is recommended by the Board or (B) there has been any Adverse Recommendation Change. Except as set forth in this Section 1.2, nothing in this Agreement shall limit the right of any Stockholder to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants, on its own account with respect to such Stockholder’s Subject Shares, to Parent and Merger Sub as to such Stockholder on a several and not joint basis, that:

2.1 Authorization; Binding Agreement. Such Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles. If such Stockholder is married, and any of the Subject Shares of such Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, a spousal consent substantially in the form attached as Exhibit A hereto has been (or shall be within 5 Business Days after the date hereof) duly executed and delivered by such Stockholder’s spouse and, assuming the due authorization, execution and delivery hereof by Parent and Merger Sub, is enforceable against such Stockholder’s spouse in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles.

2.2 Non-Contravention. Neither the execution and delivery of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder with any provisions herein will (a) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity on the part of such Stockholder, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States or federal securities Laws and the rules and regulations promulgated thereunder, (b) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract or other legally binding instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound, (c) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien (other than Permitted Liens) on any assets (including Subject Shares) of such Stockholder (other than one created by Parent or Merger Sub), or (d) violate any Laws applicable to such Stockholder or by which any of its assets (including Subject Shares) are bound, except as would not, in the case of each of clauses (b), (c) and (d), reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to timely perform its obligations under this Agreement. Other than the filings and reports pursuant to and in compliance with the Exchange Act, no filings, notifications, approvals or other consents are required to be obtained by such Stockholder from, or to be given by such Stockholder to, or be made by such Stockholder with, any Governmental Entity in connection with the execution, delivery and performance by such Stockholder of this Agreement.

2.3 Ownership of Subject Shares; Total Shares. As of the date hereof, such Stockholder is and (except with respect to any Subject Shares Transferred in accordance with Section 4.1 or accepted for payment pursuant to the Offer) at all times during the term of this Agreement prior to its valid termination will be, the sole record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of all such Stockholder’s Subject Shares (together with, in the case of a Stockholder that is married, such Stockholder’s spouse to the extent that the Subject Shares and Company Stock Options constitute community property under applicable Laws) and has good and marketable title to all such Subject Shares free and clear of any Lien, except for (i) any such Lien that may be imposed pursuant to this Agreement and (ii) transfer restrictions of general applicability as may be provided under the Securities Act or applicable securities Laws (collectively, “Permitted Liens”). The Subject Shares listed on Schedule A opposite such Stockholder’s name constitute all of the shares of “voting stock” of the Company of which such Stockholder is the “owner” (as such terms are defined in Section 203 of the Delaware General Corporation Law) as of the date hereof. Without limiting the foregoing, as of the date hereof, other than the Subject Shares listed on Schedule A opposite such Stockholder’s name (including any Company Stock Options), such Stockholder does not own beneficially or of record, and does not have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any Shares (or any securities convertible into or exercisable or exchangeable or redeemable for Shares) or any interest therein.

2.4 Voting Power. Such Stockholder has full voting power with respect to all such Stockholder’s Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all such Stockholder’s Subject Shares. None of such Stockholder’s Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder. Such Stockholder has not entered into any Contract that is inconsistent with, or would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder.

2.5 Reliance. Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6 Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no action, suit or proceeding pending against, or, to the actual knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s assets (including Shares beneficially owned by such Stockholder) before or by any Governmental Entity that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

2.7 Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission from the Company in connection with the transactions contemplated hereby based upon arrangements made by such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub represent and warrant to the Stockholders that:

3.1 Organization and Qualification. Each of Parent and Merger Sub is a limited liability company, corporation or other entity duly organized, validly existing and in good standing (if recognized in the applicable jurisdiction of organization) under the Laws of its jurisdiction of organization and has all necessary power and authority: (a) to conduct its business in the manner in which its business is currently being conducted; and (b) to own and use its assets in the manner in which its assets are currently owned and used, except where the failure does not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s or Merger Sub’s ability to timely perform its obligations under this Agreement. Either Parent or a wholly owned Subsidiary of Parent owns beneficially and of record all of the outstanding capital stock of Merger Sub, free and clear of all Liens, except for transfer restrictions of general applicability as may be provided under the Securities Act or applicable securities Laws.

3.2 Authority for this Agreement. Each of Parent and Merger Sub has the corporate power and authority, and has taken all corporate action necessary, to execute and deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Merger Sub have been duly and validly authorized by all necessary entity action on the part of each of Parent and Merger Sub, and no other entity proceedings on the part of Parent and Merger Sub are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Merger Sub, and assuming due authorization, execution and delivery by the Company, this Agreement constitutes the legal, valid and binding obligation of Parent and Merger Sub and is enforceable against Parent and Merger Sub in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles.

3.3 Non-Contravention. None of the execution and delivery by each of Parent and Merger Sub of this Agreement, the performance by each of Parent and Merger Sub of its obligations hereunder or the consummation by each of Parent and Merger Sub of the transactions contemplated hereby will (i) result in a violation or breach of any agreement to which each of Parent and Merger Sub is a party or by which each of Parent and Merger Sub may be bound, (ii) violate any Law or order applicable to each of Parent and Merger Sub or (iii) violate any constituent or organizational documents of each of Parent and Merger Sub, except as would not, in the case of each of clauses (a) and (b), reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s or Merger Sub’s ability to perform its obligations under this Agreement.

3.4 Absence of Litigation. With respect to each of Parent and Merger Sub, as of the date hereof, there is no action, suit or proceeding pending against, or, to the actual knowledge of Parent or Merger Sub, threatened in writing against Parent or Merger Sub before or by any Governmental Entity that would reasonably be expected to prevent or materially delay or impair the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement or otherwise materially impair the ability of Parent or Merger Sub to perform its obligations hereunder.

ARTICLE IV

ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees that until the valid termination of this Agreement in accordance with Section 5.2:

4.1 No Transfer; No Inconsistent Arrangements. Except as provided hereunder or under the Merger Agreement, from and after the date hereof and until this Agreement is validly terminated in accordance with Section 5.2, such Stockholder shall not, directly or indirectly, without the prior written consent of Parent, (a) create or permit to exist any Lien, other than Permitted Liens, on any of such Stockholder’s Subject Shares or Company Stock Options, (b) transfer, sell, assign, gift, hedge, lend, pledge or otherwise dispose of (including by sale or merger, by tendering into any tender or exchange offer, by testamentary disposition, by liquidation or dissolution, by dividend or distribution, by operation of Law or otherwise), either voluntarily or involuntarily, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of such Stockholder’s Subject Shares or Company Stock Options, or any right or interest therein (or consent to any of the foregoing), (c) enter into any Contract with respect to any Transfer of such Stockholder’s Subject Shares or Company Stock Options or any interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any such Stockholder’s Subject Shares or Company Stock Options, (e) deposit or permit the deposit of any of such Stockholder’s Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder’s Subject Shares, (f) enter into any Contract that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect as though made on the date of such Contract or (g) approve or consent to any of the forgoing. Any action taken in violation of the foregoing sentence shall be null and void ab initio. If any involuntary Transfer of any of such Stockholder’s Subject Shares or Company Stock Options in the Company shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares or Company Stock Options, as applicable, subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement in accordance with Section 5.2. Notwithstanding the foregoing, (x) such Stockholder may make Transfers of its Subject Shares and Company Stock Options as Parent may agree in writing in its sole discretion and (y) such Stockholder may Transfer Subject Shares and Company Stock Options (and any shares of Common Stock underlying such Company Stock Options) (i) to a trust for the sole benefit of such Stockholder or any member of such Stockholder’s immediate family, (ii) by will or under the Laws of intestacy upon the death of such Stockholder or (iii) by effecting a “net exercise” of a

Company Stock Option in which the Company holds back shares of Common Stock otherwise issuable (but not the sale of already owned shares of Common Stock) either to pay the exercise price upon the exercise of a Company Stock Option or to satisfy the Stockholder’s tax withholding obligation upon the exercise of a Company Stock Option, in each case as permitted pursuant to the terms of any Company Plan; provided, that the transferee of the Transfer referred to in clauses (x) or (y)(i)-(ii) shall have, prior to any such Transfer, executed and delivered to Parent and Merger Sub a counterpart to this Agreement pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement and agree and acknowledge that such Person shall constitute a “Stockholder” for all purposes of this Agreement. Nothing herein will restrict the ability of Stockholder to exercise any Company Stock Options.

4.2 No Exercise of Appraisal Rights. Such Stockholder forever waives and agrees not to exercise any appraisal rights or dissenters’ rights in respect of such Stockholder’s Subject Shares that may arise in connection with the Offer and the Merger.

4.3 Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent, except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to Parent and such Stockholder shall reasonably consult with Parent and Merger Sub with respect to such disclosure). Such Stockholder consents to and hereby authorizes Parent and Merger Sub to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Merger Sub reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Parent and Merger Sub may (provided that the Stockholder shall have a reasonable opportunity to review and approve that portion of any disclosure that identifies the Stockholder by name prior to any such filing, such approval not to be unreasonably withheld, conditioned or delayed), file this Agreement or a form hereof with the SEC or any other Governmental Body. Such Stockholder agrees to promptly give Parent any information reasonably necessary for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect. Notwithstanding the foregoing, each of Parent and Merger Sub hereby consents to and authorizes the publication and disclosure by Stockholder (including in a Schedule 13D or any other publicly filed documents related to the Merger, the Offer or any other transactions contemplated by the Merger Agreement) of the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Stockholder reasonably determines to be necessary in any SEC disclosure document in connection with the Offer, the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement; provided, that Stockholder shall provide Parent and Merger Sub with the opportunity to review and comment on any SEC disclosure document before such document is filed or otherwise made publicly available, and Stockholder shall consider such comments by Parent and Merger Sub in good faith.

4.4 New Shares; Adjustments. Any shares of capital stock or other equity securities of the Company that are issued to, or that a Stockholder acquires record or beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of, after the date of this Agreement and prior to the valid termination of this Agreement, whether pursuant to purchase, exercise, exchange or conversion of, or other transaction involving any and all options, rights or other securities (“New Shares”), shall be subject to the terms and conditions of this Agreement applicable to Subject Shares. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities and the term “Subject Shares” shall be deemed to refer to and include such securities.

4.5 Waiver of Certain Actions. Each Stockholder hereby agrees not to commence or participate in, assist or knowingly encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any action, suit or proceeding, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors or their Affiliates and each of their successors and assigns and their respective directors and officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Acceptance Time or the Closing), except to enforce the terms thereof or (b) alleging a breach of any duty of the Board in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby; provided however, that. this Section 4.5 shall not restrict nor act as a waiver of the Stockholder’s right to advancement or indemnification set forth in the certificate of incorporation or bylaws of the Company.

4.6 No Solicitation. Each Stockholder agrees that it shall not, and shall cause its controlled Affiliates and its and their respective Representatives not to, directly or indirectly, take any action that would violate Section 6.2(a) of the Merger Agreement if such action were taken by the Company or any of its Representatives, or that would otherwise cause the Company, its Subsidiaries or any of their respective Representatives to violate Section 6.2(a) of the Merger Agreement. Each Stockholder agrees that it shall, and shall cause its controlled Affiliates and its and their respective Representatives to, immediately cease and cause to be terminated all existing discussions and negotiations with any Person conducted heretofore with respect to any Acquisition Proposal or potential Acquisition Proposal. Notwithstanding anything in this Section 4.6 to the contrary, the foregoing shall not restrict any Stockholder from taking any action in its capacity as (i) a director of the Company that would otherwise be permitted under Section 6.2 of the Agreement or (ii) an officer of the Company acting on behalf of the Company with respect to an action by the Company permitted under Section 6.2 of the Agreement.

ARTICLE V

MISCELLANEOUS

5.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally or by e mail (provided no “bounce-back” or notice of non-delivery is received), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as follows:(x) if to Parent or Merger Sub, in accordance with the provisions of the Merger Agreement and (y) if to a Stockholder, to such Holder’s address or e-mail address set forth on Schedule A, or to such other address, facsimile number or e-mail address as such Party may hereafter specify in writing for the purpose by notice to each other Party hereto.

5.2 Termination. This Agreement shall terminate automatically with respect to a Stockholder, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) any amendment to the Merger Agreement or the Offer is effected without Stockholder’s written consent that decreases the amount, or changes the form, of consideration payable to all stockholders of the Company pursuant to the terms of the Merger Agreement, reduces the number of Shares sought to be purchased by Merger Sub in the Offer or amends, changes, or modifies any of the conditions to the Offer in a manner that adversely affects such Stockholder or (d) the mutual written consent of Parent and such Stockholder. Upon termination of this Agreement, no Party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 5.2 shall relieve any Party from liability for any breach of this Agreement prior to termination hereof and (y) the provisions of this Article V shall survive any valid termination of this Agreement in accordance with Section 5.2.

5.3 Amendments and Waivers. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the Parties in interest at the time of the amendment.

5.4 Expenses. All fees and expenses incurred in connection with this Agreement shall be paid by the Party incurring such expenses, whether or not the Offer and Merger are consummated.

5.5 Assignability. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any Party without the prior written consent of the other Parties, and any such assignment without such prior written consent shall be null and void; provided, however, that each of Parent and Merger Sub may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any of its Affiliates at any time, provided that no such assignment shall relieve Parent or Merger Sub of their respective obligations hereunder and no such assignment shall impede or delay the consummation of the transaction contemplated by the Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

5.6 Entire Agreement; Counterparts. This Agreement, together with Schedule A, and the other documents and certificates delivered pursuant hereto, constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the Parties with respect to the subject matter hereof and thereof. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party.

5.7 Enforcement of the Agreement. The Parties agree that irreparable damage would occur in the event that the Parties hereto do not perform the provisions of this Agreement in accordance with its terms or otherwise breach such provisions. Accordingly, prior to any termination of this Agreement pursuant to Section 5.2, the Parties acknowledge and agree that each Party shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then in any federal or state court located in the State of Delaware, this being in addition to any other remedy to which such Party is entitled at Law or in equity. Each of the Parties hereby further waives (a) any defense in any action for specific performance that a remedy at Law would be adequate and (b) any requirement under any Law to post security as a prerequisite to obtaining equitable relief.

5.8 Jurisdiction; Waiver of Jury Trial.

(a) Each of the Parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any Party or its Affiliates against any other Party or its Affiliates shall be brought and determined in the Court of Chancery of the State of Delaware, provided, that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding may be brought in any federal or state court located in the State of Delaware. Each of the Parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(b) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.9 Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal Laws of the State of Delaware, without regard to the Laws of any other jurisdiction that might be applied because of the conflicts of Laws principles of the State of Delaware.

5.10 Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties and their permitted successors and assigns) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

5.11 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

5.12 Construction. When a reference is made in this Agreement to a Section, Article or Schedule such reference shall be to a Section, Article or Schedule of this Agreement unless otherwise indicated. The headings contained in this Agreement or in any Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified. All references to “dollars” or “$” or “US$” in this Agreement refer to United States dollars, which is the currency used for all purposes in this Agreement.

5.13 Further Assurances. Upon the reasonable request of Parent, each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable, to perform its obligations under this Agreement.

5.14 Capacity as Stockholder. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not, if applicable, in such Stockholder’s capacity as a director or officer of the Company. Nothing herein shall in any way restrict a Stockholder that is director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company if such action (or failure to act) would be inconsistent with the exercise of his or her fiduciary duties as a director or officer of the Company.

5.15 No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all Parties thereto and (ii) this Agreement is executed by all Parties hereto.

5.16 Stockholder Obligation Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder. Further, Parent and Merger Sub agree that no Stockholder will be liable for claims, losses, damages, liabilities or other obligations of, or incurred by, the Company resulting from the Company’s breach of the Merger Agreement except and to the extent that breach of such Stockholder’s obligations hereunder was also involved in such breach by the Company

5.17 No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Stockholder, and neither Parent nor Merger Sub shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

5.18 No Recourse. Parent and Merger Sub agree that no Stockholder will be liable for any claims, losses, damages, liabilities or other obligations resulting from any breach of the Merger Agreement by the Company or any breach hereof by any other Stockholder.

[Signature Pages Follow]

The Parties are executing this Agreement on the date set forth in the introductory clause.

MERCK SHARP & DOHME LLC

By:	/s/ Robert M. Davis
	Name:	Robert M. Davis
	Title:	President & Chief Executive Officer

M-INSPIRE MERGER SUB, INC.

By:	/s/ Rita Karachun
	Name:	Rita Karachun
	Title:	President

[Signature Page to Tender and Support Agreement]

[STOCKHOLDER]

By:
Name:
Title:

[Signature Page to Tender and Support Agreement]

EXHIBIT A

FORM OF SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of [•] (the “Stockholder”), that the undersigned has read and understands the contents and terms of the Tender and Support Agreement (the “Agreement”), entered into as of November [•], 2022, by and among Merck Sharp & Dohme LLC, a New Jersey limited liability company (“Parent”), M-Inspire Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and the undersigned’s spouse (the “Stockholder”). All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Agreement. The undersigned hereby agrees that the interest of Stockholder in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement and by any amendment, modification, waiver or termination signed by Stockholder. The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement, and that such Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes Stockholder to amend, modify or terminate such Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by Stockholder shall be binding on the community property interest of undersigned in all property which is the subject of such Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: November [•], 2022	SPOUSE:	[ ]

Signature:

	Print name:	[•]

[Signature Page to Spousal Consent]